FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                             PETROCORP INCORPORATED
             (exact name of registrant as specified in its charter)

Texas                                                       76-0380430
(State or other jurisdiction                                (I.R.S. Employer
of incorporation or organization)                          Identification No.)


6733 South Yale
Tulsa, Oklahoma                                              74136
(Address of Principal Executive Offices)                    (Zip code)


                  PetroCorp Incorporated 2000 Stock Option Plan
                              (Full Title of Plan)


                                Tamara R. Wagman
                            Frederic Dorwart, Lawyers
                                  Old City Hall
                             124 East Fourth Street
                           Tulsa, Oklahoma 74103-5010
                     (Name and Address of agent for service)

                                 (918) 583-9922
          (Telephone number, including area code, of agent for service)


                         Calculation of Registration Fee
________________________________________________________________________________

Title of   Amount to       Proposed Maximum   Proposed Maximum  Amount
Securities be registered** offering price per aggregate         of
to be                      unit*              offering price*  registration fee*
Registered
________________________________________________________________________________
Common Stock,
$.01 par value  600,000    $9.625             $5,775,000        $1,605.45



*Estimated pursuant to Rule 457(c).

**In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.


                                   - xxviii -

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

ITEM 1.  PLAN INFORMATION.

The documents containing the information required by Item 1 of Form S-8 will be sent or given to employees as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the Securities Act). Such documents are not required to be and are not filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 423. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Part II of this Form S-8, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

ITEM 2.  REGISTRANT INFORMATION AND EMPLOYEE PLAN ANNUAL INFORMATION.

Upon written or oral request, any of the documents  incorporated by reference in
Item 3 of Part II of this Registration Statement, any of the other documents required to be delivered to Plan participants pursuant to Rule 428(b), and any additional information about the Plan and its administrators are available without charge by contacting:

                             PetroCorp Incorporated
                                 6733 South Yale
                              Tulsa, Oklahoma 74136
                                Attn: Steve Amos

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     PetroCorp Incorporated has registered its Common Stock under Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"), initially filed with the SEC on August 26, 1993 on Form S-1 (No. 33-36972) and is currently subject to the informational requirements of the Exchange Act. The following documents have been filed with the Securities Exchange Commission ("Commission") by PetroCorp Incorporated and are hereby incorporated by reference:

(a)  1999  Annual  Report on Form 10-K  filed with the  Commission  on March 29,
     2000.
(b) 2000 Quarterly Report on Form 10-Q for the three months ended March 31, 2000 filed with the Commission on May 11, 2000.
(c) 2000 Quarterly Report on Form 10-Q for the three months ended June 30, 2000 filed with the Commission on August 11, 2000.
(d) 2000 Quarterly Report on Form 10-Q for the three months ended September 30, 2000 filed with the Commission on November 8, 2000.
(e) The description of PetroCorp Incorporated's capital stock contained on page 2 in Registration Statement on Form S-1, as amended by filings on Form 8, filed under the Exchange Act (Registration No. 33-36927), including any amendment or report filed for the purpose of updating such description.

     All  documents  subsequently  filed by PetroCorp  Incorporated  pursuant to
Section 13(a), 13(c), 14 and 15 (d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing such documents.

     Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein, or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part hereof.

ITEM 4.  DESCRIPTION OF SECURITIES

                  Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

                  None.

ITEM 6.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

     The Company's Restated Articles of Incorporation provide that the liability of the directors for monetary damages shall be limited to the fullest extent permissible under Texas Law. Texas law and the Company's Restated Articles of Incorporation provide the Company with broad powers and authority to indemnify its directors and officers and to purchase and maintain insurance for such purposes. Pursuant to such authority, PetroCorp Incorporated has purchased
insurance  against  certain  costs  of   indemnification  of  its  officers  and
directors.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED

                  Not applicable.

ITEM 8.  EXHIBITS

Exhibit No.

     4.0  PetroCorp Incorporated 2000 Stock Option Plan.

     5.0 Opinion of Frederic Dorwart, Lawyers, regarding whether the Common Stock registered herein, when sold, will be legally issued, fully paid and non-assessable.

     23.0 Consent of Frederic Dorwart, Lawyers (included in the Opinion filed as
          Exhibit 5.0).

     23.1 Consent of PricewaterhouseCoopers L.L.P.

     24.0 Power of Attorney. See pages vii.

     99.0 1999 Annual Report on Form 10-K filed with the Commission on March 29, 2000 is incorporated herein by this reference.

     99.1 2000 Quarterly Report on Form 10-Q for the three months ended March 31, 2000 filed with the Commission on May 11, 2000 is incorporated herein by this reference.

     99.2 2000 Quarterly Report on Form 10-Q for the three months ended June 30, 2000 filed with the Commission on August 11, 2000 is incorporated herein by this reference.

     99.3 2000 Quarterly Report on Form 10-Q for the three months ended September 30, 2000 filed with the Commission on November 8, 2000 is incorporated herein by this reference.

     99.4 The description of PetroCorp Incorporated's capital stock contained on page 2 in Registration Statement on Form S-1, as amended by filings on Form 8, filed under the Exchange Act (Registration No. 33-26972), including any amendment or report filed for the purpose of updating such description is incorporated herein by this reference.

ITEM 9.  UNDERTAKINGS

(a)  The undersigned Registrant hereby undertakes:

     (1) To file during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement to;

          (i) include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (ii) reflect in the prospectus any facts or events arising after the effective date of the registration statement (or most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the Calculation of Registration Fee table in the effective registration statement; and

          (iii)include any additional or changed material information with respect to the plan of distribution not previously disclosed in the registration statement or any material statement; provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or 15(d) or the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

     (2) That, for the purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering for such securities at the time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the requirement of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement, or amendment thereto, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma on the 19 day of December, 2000.

                                          PETROCORP INCORPORATED


                                      By:  /s/ Steven R. Berlin
                                      Steven R. Berlin, Chief Financial Officer,
                                      Secretary, and Treasurer
                                      (On behalf of the Registrant and as the
                                      Principal Financial Officer)

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                             Title                           Date


/s/ Gary R. Christopher President and Chief Executive Officer  December 7, 2000
Gary R. Christopher     Director


/s/ Steven E. Amos      Corporate Controller                   December 7, 2000
Steven E. Amos


/s/ Thomas N. Amonett   Director                               December 7, 2000
Thomas N. Amonett


/s/ Mark W. Files       Director                               December 7, 2000
Mark W. Files


_____________________   Director                               December 7, 2000
W. Neil McBean


/s/ Stephen M. McGrath  Director                               December 7, 2000
Stephen M. McGrath


/s/ Lealon L. Sargent   Director                               December 7, 2000
Lealon L. Sargent


______________________  Director                               December 7, 2000
Robert C. Thomas

THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the trustees (or other persons who administer the employee benefit plan) have duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Tulsa, State of Oklahoma, as of December 19, 2000.


                                                     PETROCORP INCORPORATED
                                                     2000 STOCK OPTION PLAN


                                                By:/s/ Gary R. Christopher

                                                  Gary R. Christopher, President
                                                  and Chief Executive Officer


                                                By:/s/ Steven R. Berlin

                                                  Steven R. Berlin,
                                                  Chief Financial Officer

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby authorizes Steven R. Berlin and Steven E. Amos, or either of them, to file one or more amendments (including post-effective amendments) to the Registration Statement, which amendments may make such changes in the Registration Statement as Steven R. Berlin or Steven E. Amos deems appropriate, and each such person hereby appoints Steven R. Berlin and Steven E. Amos, or either of them, as attorney-in-fact to execute in the name and on behalf of each person individually, and in each capacity stated below, any such amendment to the Registration Statement.

Signature                 Title                                   Date


/s/ Gary R. Christopher President and Chief Executive Officer  December 7, 2000
Gary R. Christopher     Director


/s/ Steven R. Berlin    Chief Financial Officer, Secretary,    December 7, 2000
Steven R. Berlin        Treasurer


/s/ Steven E. Amos      Corporate Controller                   December 7, 2000
Steven E. Amos


/s/ Thomas N. Amonett   Director                               December 7, 2000
Thomas N. Amonett


/s/ Mark W. Files       Director                               December 7, 2000
Mark W. Files


_____________________   Director                               December 7, 2000
W. Neil McBean


/s/ Stephen M. McGrath  Director                               December 7, 2000
Stephen M. McGrath


/s/ Lealon L. Sargent   Director                               December 7, 2000
Lealon L. Sargent


_____________________   Director                               December 7, 2000
Robert C. Thomas

                                INDEX TO EXHIBITS


Exhibit
Number   Description of Exhibits

4.0  PetroCorp Incorporated 2000 Stock Option Plan

5.0 Opinion of Frederic Dorwart, Lawyers, regarding whether the Common Stock registered herein, when sold, will be legally issued, fully paid, and non-assessable

23.0 Consent of Frederic Dorwart, Lawyers, (included in the opinion filed as Exhibit 5.0)

23.1 Consent of PricewaterhouseCoopers LLP

24.0 Power of Attorney